Exhibit 10.29

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                       MORTGAGE LOAN WAREHOUSING AGREEMENT


         FIRST AMENDMENT TO AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment"), dated as of _____________, 1997 by and among EMERGENT MORTGAGE CORP. ("Borrower"), EMERGENT GROUP, INC. ("Guarantor") the Lenders party to the Credit Agreement (as defined below) (the "Lenders") and FIRST UNION NATIONAL BANK (formerly known as First Union National Bank of North Carolina) as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              STATEMENT OF PURPOSE

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Mortgage Loan Warehousing Agreement dated as of March 20, 1997, as modified by that certain letter agreement dated as of May 31, 1997 (as so modified, the "Credit Agreement"); and

         WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth below; and

         WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders and the Administrative Agent are willing to continue to make available to the Borrower the credit facilities provided for in the Credit Agreement; and

         WHEREAS, a specific condition to the willingness of the Lenders and the Administrative Agent to continue to make available to the Borrower the credit facilities provided for in the Credit Agreement, is the reaffirmation by the Guarantor of the Guaranty to which the Guarantor is a party; and

         WHEREAS, the Guarantor will derive a material benefit from the continued availability to the Borrower of the credit facilities provided for in the Credit Agreement and therefore the Guarantor is willing to reaffirm the Guaranty to which the Guarantor is a party;

         NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement, as amended hereby.


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         2.       Amendment to the Credit Agreement.

         a. Paragraph 7(j) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

                  "7(j) Maximum Leverage Ratio. Permit its ratio at any date of Adjusted Total Liabilities to Consolidated Net Worth to be more than
         (i) during the period from July 31, 1997 through and including October 31, 1997, 12.0:1.0, and (ii) at all times thereafter, 9.0:1.0, in each case as measured, in the case of both the numerator and the denominator, as the average of the month-end balance for each of the last three completed calendar months, on a rolling basis."

         b. Paragraph 7(k) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

                  "7(k) Minimum Net Worth. Permit its Book Net Worth to be less than the sum of:

                           (i)      $16,000,000, plus

                           (ii) (A) for the period from the date hereof up to
                  and including December 31, 1997, fifty percent (50%) of its cumulative positive Net Income after July 1, 1997 (said amount to be calculated on a monthly basis and to take into account both months in which there is a net profit and months in which there is a net loss), and (B) for the period beginning January 1, 1998, the sum of (1) fifty percent (50%) of its cumulative positive Net Income for the period from July 1, 1997 to December 31, 1997, plus (2) fifty percent (50%) of its cumulative positive Net Income after December 31, 1997 (said amounts to be calculated on a monthly basis and to take into account both months in which there is a net profit and months in which there is a net loss), plus

                           (iii) eighty percent (80%) of all capital
                  contributions made to the Company after July 1, 1997."

                  c. Subsection (k)(2) of the definition of "Eligible Mortgage Loan" contained in the Credit Agreement is hereby amended by deleting the phrase "twenty-one (21) days" therefrom and substituting the phrase "forty-five (45) days" in lieu thereof.

                  d. Subsection (k)(3) of the definition of "Eligible Mortgage Loan" contained in the Credit Agreement is hereby amended by deleting the phrase "twenty-one (21) days" therefrom and substituting the phrase "ninety (90) days" in lieu thereof.

                  e. The Form of Borrowing Base Schedule attached as Exhibit G to the Credit Agreement is hereby deleted in its entirety and the Form of Borrowing Base Schedule attached as Annex I hereto is hereby substituted in lieu thereof.

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                  3. This Amendment shall become effective as of the date
hereof, provided that the Administrative Agent shall have received by such date the following items:

                  a. A copy of this Amendment executed by the Borrower, the Guarantor, each of the Lenders, and the Administrative Agent (whether such parties shall have signed the same or different copies);

                  b. A First Amendment to Amended and Restated Security and Collateral Agency Agreement of even date herewith in form and substance satisfactory to the Administrative Agent, executed by the Borrower, the Administrative Agent, and the Collateral Agent (whether such parties shall have signed the same or different copies);

                  c. A Reaffirmation and Modification of Guaranty of even date herewith in form and substance satisfactory to the Administrative Agent, executed by the Guarantor;

                  d. A certificate of even date herewith signed by the President or any Vice President of the Borrower and attested to by the Secretary or any Assistant Secretary of the Borrower certifying that (i) the Articles, Bylaws and resolutions of the Borrower previously delivered to the Administrative Agent remain in full force and effect except as provided therein, (ii) the Borrower remains in good standing, (iii) all representations and warranties of the Borrower previously made to the Lenders remain true, complete and accurate, and (iv) no Event of Default or Potential Default has occurred and is continuing; and

                  e. Resolutions of the Borrower and of the Guarantor authorizing the execution of this Amendment.

         4. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, or any other document or instrument entered into in connection therewith.

         5. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         6. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

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         7. From and after the date hereof, all references in the Credit
Agreement, and any other document or instrument entered into in connection therewith, to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

         8. The Guarantor joins in the execution and delivery of this Amendment to acknowledge and consent to the terms hereof and hereby reaffirms its obligations under the Guaranty (as modified by the Reaffirmation and Modification of Guaranty) and agrees that the Guaranty (as modified by the Reaffirmation and Modification of Guaranty) shall remain in full force and effect with respect to the Obligations.

         9. EACH OF THE LENDERS, THE ADMINISTRATIVE AGENT, THE GUARANTOR AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AMENDMENT.


                                       4
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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                            EMERGENT MORTGAGE CORP., a
                                            South Carolina corporation

                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________


                                            EMERGENT GROUP, INC., a South
                                            Carolina corporation, as a Guarantor


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________


                                            FIRST UNION NATIONAL BANK
                                            (formerly known as First Union
                                            National Bank of North Carolina), a
                                            national banking association, as
                                            Administrative Agent and as a Lender


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________


                                            BANKBOSTON, N.A. (formerly known
                                            as The First National Bank of
                                            Boston), a national banking
                                            association


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________



                                       5

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                                            BANK ONE TEXAS,
                                            N.A., a national banking association


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________


                                            BANK UNITED, a federal savings bank

                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________



                                            COMERICA BANK, a Michigan
                                            banking corporation


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________


                                            COMPASS BANK, a

                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________



                                            THE FIRST NATIONAL BANK OF
                                            CHICAGO, a national banking
                                            association


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________


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                                            GUARANTY FEDERAL BANK FSB, a
                                            federal savings bank


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________


                                            NATIONAL CITY BANK OF
                                            KENTUCKY, a national banking
                                            association


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________


                                            SOUTHTRUST BANK OF
                                            ALABAMA, NATIONAL ASSOCIATION,
                                            a national banking association


                                            By: ______________________________
                                            Name: ____________________________
                                            Title: ___________________________



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                                     ANNEX I

                                    EXHIBIT G
                                       TO
            AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT
                           DATED AS OF MARCH 20, 1997
                     BY AND BETWEEN EMERGENT MORTGAGE CORP.,
                            FIRST UNION NATIONAL BANK
                            AS ADMINISTRATIVE AGENT,
                  THE FIRST NATIONAL BANK OF BOSTON AS CO-AGENT
                          AND THE LENDERS PARTY THERETO

                         Form of Borrowing Base Schedule


         This Borrowing Base Schedule is furnished pursuant to the Amended and Restated Mortgage Loan Warehousing Agreement dated as of March 20, 1997, as amended from time to time, among the Company, Administrative Agent, Co-Agent and the Lenders party thereto (the "Agreement"). Unless otherwise defined herein, the terms used in this Borrowing Base Schedule have the meanings ascribed thereto in the Agreement.

A.       Aggregate Unit Collateral Values of
         Eligible Mortgage Loans in
         Borrowing Base as of previous
         Borrowing Base Schedule delivered
         by the Company                                                                              $_____________

B.       Aggregate Unit Collateral Values of
         Eligible Mortgage Loans submitted
         for inclusion in Borrowing Base
         since previous Borrowing Base
         Schedule delivered by the Company                                                            $____________

C.       Sum of (A plus B)                                                                            $____________

D.       Aggregate Unit Collateral Values of
         Eligible Mortgage Loans previously
         released by the Collateral Agent for which
         the full purchase price has been
         received by the Administrative Agent since
         previous Borrowing Base Schedule
         delivered by the Company                                                                     $____________


E.       Amount by which Aggregate Unit Collateral


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         Values of Eligible Mortgage Loans
         withdrawn from the possession of the
         Collateral Agent under a trust receipt
         and not returned to the Collateral
         Agent exceeds $5,000,000                                                                     $____________

F.       Aggregate Unit Collateral Values of Eligible
         Mortgage Loans withdrawn from the
         possession of the Collateral Agent under a trust
         receipt more than 10 days prior to the date
         of this schedule and not returned to
         the Collateral Agent                                                                         $____________

G.       Aggregate Unit Collateral Values of
         Eligible Mortgage Loans withdrawn from
         the possession of the Collateral Agent and
         shipped to an investor for purchase more than
         45 days prior to the date of this schedule or to a
         custodian for pool formation more than 90
         days prior to the date of this schedule and
         not returned to the Collateral Agent or for
         which the full purchase price has not been
         received by the Administrative Agent                                                          $___________

H.       Aggregate Unit Collateral Value of Eligible
         Mortgage Loans with an outstanding principal
         balance in excess of $350,000                                                                 $___________

I.       Amount by which the Aggregate Unit Collateral
         Value of all Eligible Mortgage Loans with an
         outstanding principal balance in excess of
         $200,000, but less than or equal to $350,000
         exceeds 10% of the Aggregate Facility
         Commitment                                                                                    $___________

J.       Aggregate Unit Collateral Value of all
         Eligible Mortgage Loans where payments
         are more than 30 days delinquent                                                              $___________



K.       Aggregate Unit Collateral Value of all
         Eligible Mortgage Loans which have been
         included in the Borrowing Base for more
         than 180 days                                                                                 $___________

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L.       Aggregate Unit Collateral Value of all
         Eligible Mortgage Loans for which the
         Required Documents have not been received
         within 14 days of inclusion in
         the Borrowing Base                                                                            $___________

M.       Amount by which the Aggregate Unit
         Collateral Value of all Eligible Mortgage
         Loans which have been included in the
         Borrowing Base for less than 14 days and
         for which the Required Documents
         have not been received exceeds 35% of the
         Aggregate Facility Commitment during the
         first 7 and last 5 days of a month and 15%
         of the Aggregate Facility Commitment at
         any time                                                                                      $___________

N.       Amount by which the Aggregate Unit Collateral
         Value of all Eligible Mortgage Loans (other
         than High-LTV Mortgage Loans) which have been included in the
         Borrowing Base for more than 120 days but less than or equal to 180 days exceeds 20% of the Aggregate Facility
         Commitment                                                                                    $___________

O.       Aggregate Unit Collateral Value of all Eligible
         Mortgage Loans which are High-LTV Mortgage
         Loans and which have been included in the
         Borrowing Base for more than 60 days                                                    $___________

P.       Amount by which the Aggregate Unit Collateral
         Value of all Eligible Mortgage Loans which
         are High-LTV Mortgage Loans exceeds 15% of
         the Aggregate Facility Commitment                                              $__________


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Q.       Sum of (D plus E plus F plus G plus H plus I
         plus J plus K plus L plus M plus N plus O plus P)

                                                                                                       $___________

R.       Adjusted Collateral Value of the
         Borrowing Base (C minus Q)                                                                    $___________

S.       Aggregate principal amount of Loans
         outstanding                                                                                   $___________

T.       Borrowing Base availability (R minus S;
         must equal or exceed zero)                                                                    $___________

         The undersigned hereby certifies that, as of the date hereof:

         (1)      I am the duly elected _______________ of the Company;

         (2)      The above schedule accurately states the Collateral Value of the Borrowing Base and the aggregate principal amount of Loans outstanding;

         (3) All Mortgage Loans included in the Borrowing Base as Eligible
         Mortgage Loans comply in all respects with the requirements of the definition of "Eligible Mortgage Loan"; and

         (4) I have no knowledge of the existence of any condition or event which constitutes an Event of Default under the Agreement.

Certified on behalf of the undersigned this _____ day of _________, 19___.


                            EMERGENT MORTGAGE CORP.


                            By: ______________________________
                            Name: ____________________________
                            Title:____________________________


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